Exhibit 31.2

CERTIFICATION PURSUANT TO 17 CFR 240.13(a)-14(a)
(SECTION 302 CERTIFICATION)

I, John B. Selvaraj, certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of India Globalization Capital, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of India Globalization Capital, Inc., as of, and for, the periods presented in this report;

4.
India Globalization Capital, Inc.’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for India Globalization Capital, Inc., and have:

a)
Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to India Globalization Capital, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Evaluated the effectiveness of India Globalization Capital, Inc.’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)
Disclosed in this report any changes in India Globalization Capital, Inc.’s internal control over financial reporting that occurred during India Globalization Capital, Inc.’s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, India Globalization Capital, Inc.’s internal control over financial reporting.

5
India Globalization Capital, Inc.’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to India Globalization Capital, Inc.’s auditors and the audit committee of India Globalization Capital, Inc.’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect India Globalization Capital, Inc.’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in India Globalization Capital, Inc.’s internal controls over financial reporting.

INDIA GLOBALIZATION CAPITAL, INC.

February 19, 2008	By:	/s/ John B. Selvaraj
John B. Selvaraj
Treasurer, Principal Financial and Accounting Officer